OWENS CORNING®

INNOVATIONS FOR LIVING™

DELIVERING SOLUTIONS | TRANSFORMING MARKETS | ENHANCING LIVES

Imperial Capital 2007 Global Opportunities Conference Mike Thaman, Chairman & CEO-Elect November 2, 2007 Today’s Focus: Owens Corning’s Growth in Fiber-Glass Composites Exhibit 99.1

Forward-looking Statement and
Non-GAAP Measures
This presentation contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements.  The forward-looking statements speak as of the date November 1, 2007,and are subject to change. The Company does not undertake any duty to update or revise forward-looking statements.
Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the Securities and Exchange Commission. Additional Company information is available on the Owens Corning Web site: www.owenscorning.com.
Certain data included within this presentation contains "non-GAAP financial measures" as defined by the Securities and Exchange Commission. A reconciliation of these non-GAAP financial measures to their most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles can be found on our Web site referenced above. Results for 2006 reflect the application of Fresh Start accounting as of October 31, 2006.

Owens Corning At A Glance
• Founded in 1938, an industry leader in
glass fiber insulation, roofing and asphalt,
and glass fiber composite solutions
• 2006 sales: $6.5 billion
• 20,000 employees in 30 countries
• Market capitalization: $3.1 billion
• Diluted shares outstanding: 131.1 million
• Senior debt ratings: Baa3/BBB-
• A Most Admired Company in FORTUNE
magazine’s buildings materials – glass
category for 2007
• FORTUNE 500 company for 53
consecutive years

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING®
INNOVATIONS FOR LIVING™

OWENS CORNING CULTURED STONE®
The Preferred Name In Stone™

OWENS CORNING® Trumbull®
INNOVATIONS FOR LIVING™

OWENS CORNING BASEMENT FINISHING SYSTEM™
NOBODY KNOWS BASEMENTS BETTER™

Market Leadership &
Strong Brand Equity
Leading North American
Market Positions
•
Residential Insulation
•
Commercial & Industrial
Insulation
•
Manufactured Stone Veneer
•
Residential Shingles
•
Roofing Asphalts
Global Leader
•
Glass Fiber Reinforcement
Materials for Composites

Business Segment Overview
(1) Percentages by segment based on revenue of $3.8B before corporate eliminations
(2) Percentages based on segment results before Chapter 11-related reorganization items, Asbestos Litigation recoveries, restructuring credits, OCV Reinforcements transaction costs, losses related to exit of HOME Experts service line, asset impairments, the employee emergence equity program, and general corporate (expense) income
Adjusted EBIT:
$259 million
(2)
Insulating
Systems
35%
Roofing &
Asphalt
29%
Composite
Solutions
30%
Other Building
Materials & Services
6%
Insulating
Systems
50%
Roofing &
Asphalt
13%
Composite
Solutions
30%
Other Building
Materials & Services
7%
Revenue:
$3.7 billion
(1)
Nine Months Ended Sept. 30, 2007

What We Announced Yesterday…
Owens Corning takes actions to perform through the cycle:
•
Announced completion of the acquisition of Saint Gobain’s
Reinforcements and Composite Fabrics businesses, accelerating global growth strategy
•
Given weakness in new residential construction, results for the quarter generally in line with our expectations
•
The second half of 2007 is a time of strategic accomplishment
•
Looking ahead we will:
– Integrate the acquisition creating a “new” Composites business
– Focus on growth opportunities with our customers
– Promote the important role of insulation in energy efficiency and greenhouse gas reductions
– Streamline our cost structure and production capacity, reducing costs by about $100 million

Business Segment Overview
(1) Percentages by segment based on revenue of $6.6B before corporate eliminations
(2) Pro Forma Percentages are based on Full Year 2006 revenue and take into account the Saint Gobain Reinforcements and
Composite Fabrics acquisition as well as the sale of the Siding Solutions and Fabwel businesses
Insulating
Systems
32%
Roofing &
Asphalt
26%
Composite
Solutions
23%
Other Building
Materials & Services
19%
Before Portfolio Rebalancing, based on 2006
Revenue of $6.5 billion
(1)
Insulating
Systems
33%
Roofing &
Asphalt
27%
Composite
Solutions
33%
Other Building
Materials & Services
7%
After Portfolio Rebalancing, based on 2006
Pro Forma Revenue
(2)

U.S. & Canada
Residential Repair &
Remodeling
32%
U.S. & Canada
New Residential
Construction
37%
International
13%
U.S. & Canada
Commercial
& Industrial
18%
U.S. & Canada
Residential Repair
& Remodeling
26%
U.S. & Canada
New Residential
Construction
29%
International
23%
U.S. & Canada
Commercial
& Industrial
22%
Rebalancing of End-Use Markets
2006
(1)
Revenue by
End Market
Expected Revenue by End Market,
after Portfolio Rebalancing
(1)
(1) Based on management estimates

What is a “Composite”?
An engineered material system…
•
combining reinforcement fibers…
– glass, carbon, aramid
•
with another material…
– e.g., thermoset or thermoplastic resins, gypsum, ceramic
•
resulting in unique, high performance attributes…
– strong, durable, lightweight, non-corrosive, design flexibility
•
used to replace traditional materials
– steel, wood, concrete, aluminum
Today, 95% of composite materials use glass reinforcement fibers

10 A World of Opportunities for Composites: Material Substitution Source: E-Composites, Owens Corning Steel Wood Plastics Aluminum Composites 1.5% Global Materials Market by Volume

-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
5%
CAGR
Growing Global Demand
A Fast Growing Business Environment
Driven by key macro trends:
•
Globalization/emerging
economies
•
Green solutions
•
Energy consumption
•
Style/functionality
Source: U.S. Fiber Economic Bureau, APFE, Owens Corning Global Industry Database

Diverse Industry Markets
Key drivers in major markets:
•
Low cost, lightweight
transportation
•
High strength and durable
infrastructure
•
Affordable and renewable
energy
•
Smaller, more functional
electronics
•
Aesthetically pleasing,
low-maintenance housing
Source: Owens Corning 2005 Global Market Analysis
Infrastructure
13%
Consumer
14%
Electronics
11%
Transportation
11%
Marine
5%
Aerospace
& Defense
2%
Construction
24%
Automotive
20%
Global Composites Markets

13 We Create Products for Customers in Numerous Markets Chopped Fibers Chopped Fibers Fabrics Fabrics Continuous Fibers Continuous Fibers Mats Mats

14 OC ® Chopped Fibers Primary Markets • Transportation • Automotive • Electronics • Appliances

15 OC ® Continuous Fibers Primary Markets • Infrastructure • Fabrics

OWENS CORNING®
INNOVATIONS FOR LIVING™

NORDICA
21
EMMENTAL
SWITZERLAND
DESENTE
ROSSIGNOL
ROSSIGNOL

16 OC ® Fabrics Primary Markets • Energy • Defense • Aerospace • Recreational

OWENS CORNING

INNOVATIONS FOR LIVING™

Georgia-Pacific
DensArmor Plus
Paperless Interior Drywall
STOP FEEDING MOLD
with DensArmor Plus
Paperless
Moisture
and Mold
Georgia-Pacific
DensArmor Plus
Paperless Interior Drywall
Drywall Sin Papel
Resistente a la
humedad y al Moho
No Alimente el Moho
use DensArmor Plus

17 OC ® Mats Primary Market • Construction

Acquisition of Saint-Gobain’s Reinforcements &
Composite Fabrics Businesses
•
Accelerates Owens Corning’s global growth strategy –
while reducing reliance on U.S. housing starts
•
Further establishes Owens Corning’s presence in fast-
growing international markets, including China, Russia,
India and Brazil
•
Annual pre-tax cost synergies of more than $100 million
expected by fourth full year after close
•
Adds a business that is expected to generate pro-forma
EBITDA in excess of $100 million for full year 2007, not
including costs associated with the leasing of metals
•
Demand growing at about two-times global GDP
•
Transaction closed November 1, 2007

Composite Solutions Business
U.S. & Canada
Commercial
& Industrial
36%
U.S. & Canada
Residential
Repair
& Remodeling
13%
U.S. & Canada
New Residential
Construction
4%
International
47%
U.S. & Canada
Commercial & Industrial
26%
U.S. & Canada
Residential
Repair
& Remodeling
8%
U.S. & Canada
New Residential
Construction
3%
International
63%
Revenue by End Market
Before Strategic Changes
(1)
Estimated Revenue by End Market
After Strategic Changes
(1)
(1) Based on management estimates

Composite Solutions Business
Financial Performance ($MM)**
Sales
EBIT Margin as % of Sales
**Excludes gains from the sale of metal ($45 million in 2006, $7 million in 2005)
Source: Owens Corning 2006 10K and 2007 10Qs
1,000
1,200
1,400
1,600
2004 2005 2006 LTM - 9/30/07
0%
4%
8%
12%

21 Questions & Discussion Source: U.S. Fiber Economic Bureau, APFE, Owens Corning Global Industry Database Owens Corning is the Global Leader in Glass Fiber Reinforcements